Exhibit 10.10

LEASE AGREEMENT LSOP 3 MD 3, LLC Landlord AND ASCEND ONE CORPORATION Tenant AT 9755 Patuxent Woods Drive, Columbia, MD 4852824.12376611 2447206/20/2016

§ L 1,_ J: ~ i. ..2: L ..& 2: !.Q. 11: 12. 13. ti, li ~ 11 1!. 12: 20. lb ll, 23. M. 25. 26. ll 28. l2.,_ 30. Section TABLE OF CONTENTS LEASE AGREEMRNT Page Basic Lease Tenns and Definitions .............................................................................. ................................................ I Premises ....................................................................................................................................................................... 2 Use ............................................................................................................................................................................... 2 Tenn: Possession .......................................................................................................................................................... 2 Rent: Taxes ................................................................................................................................................................... 3 Operating Expenses ........................................................................................................................ .............................. 3 Services ........................................................................................................................................................................ 3 Insurance: Waivers: Indemnification ................................................................................ ... ........................................ 4 Maintenance and Repairs ................................................................................. ............................................................ 4 Compliance ........................................................................................................................................ .......................... 5 Signs ................................................................................................................. ............................................................ 5 Alterations ....................................... ,0 .......................................... ................................................................................. 6 Mechanics' Liens ......................................................................................................................................................... 6 Landlord's Right of Entry ............................................................................................................................................ 6 Damage by Fire or Other Casualty ............................................................................................................................... 7 Condemnation .............................................................................................................................................................. 7 Quiet Enjoyment .......................................................................................................................................................... 7 Assignment and Subletting ........................................................................................................................................... 7 Subordination: Mortgagee's Rights ......................................................... ..................................................................... & Tenant's Certificate: Financial lnformation: Other Disclosures by Tenant... ............................................................... 8 Surrender ............................................................................................................... ....................................................... 9 Defaults - Remedies ..................................................................................................................................................... 9 Tenant's Authority ..................................................................................................................................................... 11 Liability of Landlord .................................................................................................................................................. 11 Miscellaneous ................................... .......................................................................................................................... 11 Notices ....................................................................................................................................................................... 12 Security Deposit ......................................................................................................................................................... 12 Brokers .................................... ................................................................ , .................................................................. 1 2 Governing Law ...................................................................................................................... 13 Renewal Option ..................................................................................................................... 13

THIS LEASE AGREEMENT {"Lease") is made by and between LSOP 3 MD 3, LLC, a Delaware limited liability company {"Landlord") and ASCEND ONE CORPORATION, a Maryland corporation ("Tenant"), and is dated as of the date on which this Lease has been fully executed by Landlord and Tenant. I. Basic Lease Terms and Definitions (a) Premises: 16,206 renlable square feet located on the first (1") floor of the Building, as shown on lhe location plan attached hereto as Exhibit A as a part hereof. (b) Auilding: 9755 Patuxent Woods Drive Building containing approximately 98,933 rentable square feet. (c) Building Address: 9755 Patuxcnt Woods Drive, Columbia, Maryland 21046 (d) Tenn: 63 full calendar months (plus any partial month from the Commencement Date until the first day of the next full calendar month during the Term). (e) Commencement Date: February 1, 2018 (f) Expiration Date: April 30, 2023 (g) Minimum Annual Rent: Payable in monthly installments a~ follows: MONTH MONTHLY ANNUAL INSTALLMENTS Fcbrua1y 1, 2018-January 31, 2019 $28 360.50* $340 326.oo• February I, 2019-January 31, 2020 S292l l.31 $350,535.78 February I, 2020-January 31 2021 $30 087.65 $361,051.85 February 1, 2021-January 31, 2022 $30,990.28 $371,883.40 February I, 2022-January 31 2023 $31,919.99 $383,039.90 February l, 2023-April 30, 2023 $32,877.59 $98,632.77** • Provided that Tenant has faithfully performed all of the terms and conditions of this Lease, Landlord agrees to abate Tenant's obligation to pay Minimum Annual Rent for the months of February, March and April of 20 l 8 (the "Conditional Rent"). Upon the occun-ence of an Event of Default at any time during the Tenn which remains uncured beyond applicable notice and cure periods, in addition to any other remedies to which Landlord may be entitled, Landlord shall be entitled to recover the unamortized portion of the Conditional Rent (amortiicd on a straight line basis over the final 60 months of the initial Tenn) (i.e., such portion of the Conditional Rent shnll not be deemed to have been abated, but shaJI become immediately due and payable as unpaid rent earned, but due at the lime of such Event of Default). ** Represents three (3) months of Minimum Annual Rent. (h) Annual Operating Expenses: Payable in monthly installments as estimated by Landlord, over a 2018 Base Year, subject to adjustment as provided in this Lease. (i) Tenant's Share: 16.38% as to the Building (also see Definitions) (i) Use: General and administrative offices and the operation ofan ancillary small medical laborntory to conduct blood analysis and similar tests to further Tenant's core wellness business in compliance with all applicable Laws. (k) Security Deposit: $32,877.59 (I) Addresses For Notices:

Landlord:	Tenant:
LSOP 3 MD 3, LLC c/o Greenfield Partners, LLC 2 Post Road West Westport, CT 06880 Attn: Barry P. Marcus	Premises

(m) Additional Defined Terms: See Rider 1 for the definitions of other capitalized terms.

(n) Parking Spaces: 64 spaces in the parking deck or surface parking lot adjacent to the Building ("**Parking Facility**") on a non-exclusive, unreserved basis.

(o) Contents: The following are attached to and made a part of this Lease:

Rider 1 – Additional Definitions

Exhibits:
- A – Plan showing Premises
- B – Building Rules
- C – Estoppel Certificate Form
- D- Cleaning Schedule

2. **Premises**

(a) Subject to the terms of this Lease, Landlord leases to Tenant and Tenant leases from Landlord the Premises, together with the right in common with others to use the Common Areas. Tenant accepts the Premises, Building and Common Areas "AS IS", without relying on any representation, covenant or warranty by Landlord. Additionally, Tenant acknowledges that as of the date of this Lease Tenant is already in occupancy of the Premises as a subtenant. Landlord and Tenant (a) acknowledge that all square foot measurements are approximate and (b) stipulate and agree to the rentable square footages set forth in Sections 1(a) and (b) above for all purposes with respect to this Lease.

(b) Tenant, at no additional charge, may use the number of Parking Spaces in the Parking Facility indicated in Section 1(n) on a non-exclusive, unreserved basis, except as may be expressly set forth in Section 1(n). Landlord does not guaranty that Tenant will be able to use the Parking Spaces in case of a casualty, act of God, or other force majeure event or condemnation affecting the Parking Facility. Except to the extent caused by the negligence or misconduct of Landlord or its Agents, Landlord will not be liable for damage to any vehicle using the Parking Facility pursuant to this Lease, including theft, collision, fire, or any other damage to such vehicle; Landlord will not be responsible for articles left in such vehicles; Landlord will not be liable for loss of use of any such vehicles that are damaged while using the Parking Facility. Except to the extent caused by the negligence or misconduct of Landlord or its Agents, Landlord will not be liable for any injury to any person using the Parking Facility regardless of the cause of such injury; all persons using the Parking Facility will do so at their own risk. Tenant may not assign its right to use the Parking Spaces, except (a) in conjunction with a permitted assignment of this Lease or sublease of the Premises and (b) for periodic use by Tenant's clients and affiliates.

3. **Use**

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Tenant shall occupy and use the Premises only for the Use specified in Section I above. Tenant shall not permit any conduct or condition which may endanger, disturb or otherwise interfere with any other Building occupant's nonnal operations or with the management of the Building. 4. Term; Possession The Term of this Lease shall commence on the Commencement Date and shall end on the Expiration Date, unless sooner tenninatcd in accordance with this Lease, or renewed pursuant to any extension option set forth herein. s. Rent; Taxes Tenant agrees to pay to Landlord, without demand, deduction, setoff, counterclaim or offset, Minimum Annual Rent and Annual Operating Expenses for the Term. Tenant shall pay the Monthly Rent, in advance, on the first day of each calendar month during the Term, at Landlord's address designated in Section I above unless Landlord designates otherwise; provided that Monthly Rent for the fourth (4th) full month shall be paid at the signing of this Lease. If the Commencement Date is not the first day of the month, the Monthly Rent for that partial month shall be apportioned on a per diem basis and shall be paid on or before the Commencement Date. Tenant shall pay Landlord a service and handling charge equal to 5% of any Rent not paid within 5 business days after the date due. ln addition, any Rent, including such charge, not paid within 5 business days after the due date will bear interest at the Interest Rate from the date due to the date paid. Tenant shall pay before delinquent all taxes levied or assessed upon, measured by, or arising from: (a) the conduct of Tenant's business; (b) Tenant's leasehold estate; or (c) Tenant's property. Additionally, Tenant shall pay to Landlord all sales, use, transaction privilege, or other excise tax that may at any time be levied or imposed upon, or measured by, any amount payable by Tenant under this Lease. 6. Operating Expenses Commencing on the Commencement Date and continuing throughout the Tenn, Tenant shall pay, in monthly installments, Tenant's Share of Operating Expenses for the calendar year in question in excess of Operating Expenses incurred during the Base Year. Landlord may estimate any such excess and may adjust such amount from time to time if the estimated Annual Operating Expenses increase or decrease; Landlord may also invoice Tenant separately from time to time for Tenant's Share of any extraordinary or unanticipated Operating Expenses. If any expense (including without limitation any tax or insurance premium) included within the Operating Expenses incurred during the Base Year is thereafter reduced or eliminated (an "Expense Reduction"), then for the purpose of calculating Tenant's Share of Operating Expenses, the applicable Base Year amount shall he reduced to reflect the Expense Reduction. By April 30th of each year (and as soon as practical after the expiration or tennination of this Lease or, at Landlord's option, after a sale of the Property), Landlord shall provide Tenant with a statement of Operating Expenses for the preceding calendar year or part thereof. Within 30 days after delivery of the statement to Tcnont, Landlord or Tenant shall pay to the other the 11mount of any overpayment or deficiency then due from one to the other or, at Landlord's option, Landlord may credit Tenant's account for any overpayment. If Tenant does not give Landlord notice within 60 days after receiving Landlord's statement that Tenant disagrees with the statement and specifying the items and amounts in dispute, Tenant shall be deemed to have waived the right to contest the statement and the amounts set forth in such statement shall thereafter be deemed conclusive against Tenant. Landlord's and Tenant's obligation to pay any overpayment or deficiency due the other pursuant to this Section shall survive the expiration or tcnnination of this Lease. Notwithstanding any other provision of this Lease to the contrary, Landlord may, in its reasonable discretion, determine from time to time the method of computing and allocating Operating Expenses, including the method of allocating Operating Expenses to various types of space within the Building to reflect any disparate levels of services provided to different types of space. If the Building is not fully occupied during any period, Landlord will make a reasonable adjustment based on occupancy in computing the Operating Expenses for such period so that Operating Expenses are computed as though the Building had been fully occupied. 7. Service.c; Landlord, pursuant to the terms of this Section, will furnish the following services for the normal use and occupancy of the Premises for general office purposes: (i) electricity, (ii) heating and air conditioning in season during Normal Business Hours, (iii) water, (iv) trash removal and janitorial services pursuant to the cleaning schedule attached as 3

Exhibit D and (v) such other services Landlord reasonably determines are appropriate or necessary. If Tenant requests, and if Landlord is able to furnish, services in addition to those identified above, including heating or air conditioning outside of Normal Business Hours, Tenant shall pay Landlord's reasonable charge for such supplemental services. If because of Tenant's density, equipment or other Tenant circumstances, Tenant puts demands on the Building Systems in excess of those of the typical office user in the Building, Landlord may install supplemental equipment and meters at Tenant's expense. Landlord does not warrant that any utility or other services Landlord furnishes may not be interrupted or delayed, and, accordingly, Landlord shall not be responsible or liable for any interruption in such services, nor shall such interruption affect the continuation or validity of this Lease. Landlord shall have the exclusive right to select, and to change, the companies providing such services to the Building or Premises, and to purchase green or renewable energy; provided that no such change shall materially impact Tenant's costs hereunder. Any wiring, cabling or other equipment necessary to connect Tenant's telecommunications equipment shall be Tenant's responsibility, and shall be installed in a manner approved by Landlord. In the event Tenant's consumption of any utility or other service included in Operating Expenses is excessive when compared with other occupants of the Property, as determined in Landlord's reasonable discretion, Landlord may invoice Tenant separately for, and Tenant shall pay on demand, the cost of Tenant's excessive consumption, as reasonably determined by Landlord.

8. Insurance; Waivers; Indemnification

(a) Tenant, at its expense, shall keep in effect commercial general liability insurance, including blanket contractual liability insurance, covering Tenant's use of the Property, with such coverages and limits of liability as Landlord may reasonably require, but not less than a $1,000,000 combined single limit with a $3,000,000 general aggregate limit (which general aggregate limit may be satisfied by an umbrella liability policy) for bodily injury or property damage; however, such limits shall not limit Tenant's liability hereunder. The policy shall name Landlord and any other associated or affiliated entity as their interests may appear and at Landlord's request, any Mortgagee(s), as additional insureds, shall be written on an "occurrence" basis and not on a "claims made" basis and shall be endorsed to provide that it is primary to and not contributory to any policies carried by Landlord and to provide that it shall not be cancelable or reduced without at least 30 days prior notice to. The insurer shall be authorized to issue such insurance, licensed to do business and admitted in the state in which the Property is located and rated at least A VII in the most current edition of *Best's Insurance Reports*. Tenant shall deliver to Landlord on or before the Commencement Date or any earlier date on which Tenant accesses the Premises, and at least 30 days prior to the date of each policy renewal, a certificate of insurance evidencing such coverage.

(b) Landlord and Tenant each waive, and release each other from and against, all claims for recovery against the other for any loss or damage to the property of such party arising out of fire or other casualty coverable by a standard "Causes of Loss-Special Form" property insurance policy with, in the case of Tenant, such endorsements and additional coverages as are considered good business practice in Tenant's business, even if such loss or damage shall be brought about by the fault or negligence of the other party or its Agents; provided, however, such waiver by Landlord shall not be effective with respect to Tenant's liability described in Sections 9(b) and 10(d) below. This waiver and release is effective regardless of whether the releasing party actually maintains the insurance described above in this subsection and is not limited to the amount of insurance actually carried, or to the actual proceeds received after a loss. Each party shall have its insurance company that issues its property coverage waive any rights of subrogation, and shall have the insurance company include an endorsement acknowledging this waiver, if necessary. Tenant assumes all risk of damage of Tenant's property within the Property, including any loss or damage caused by water leakage, fire, windstorm, explosion, theft, act of any other tenant, or other cause.

(c) (c) Subject to subsection (b) above, and except to the extent caused by the negligence or misconduct of Landlord or its Agents, Tenant will indemnify, defend, and hold harmless Landlord and its Agents from and against any and all claims, actions, damages, liability and expense (including reasonable fees of attorneys, investigators and experts) which may be asserted against, imposed upon, or incurred by Landlord or its Agents and arising out of or in connection with loss of life, personal injury or damage to property in or about the Premises or arising out of the occupancy or use of the Property by Tenant or its Agents or occasioned wholly or in part by any act or omission of Tenant or its Agents, whether prior to, during or after the Term. Tenant's obligations pursuant to this subsection shall survive the expiration or termination of this Lease.

(d) Subject to subsection (b) above, and except to the extent caused by the negligence or willful misconduct of Tenant or its Agents, Landlord will indemnify, defend, and hold harmless Tenant from and against

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any and all claims, actions, damages, liability and expense (including fees of attorneys, investigators and experts) which may be asserted against, imposed upon, or incurred by Tenant and arising out of Landlord's negligence or intentional misconduct. Landlord's obligations pursuant to this subsection shall survive the expiration or termination of this Lease.

9. Maintenance and Repairs

(a) Landlord shall Maintain the Building, including the Premises (except to the extent of Tenant's obligations set forth in Section 9(b) hereof), the Common Areas, the Building Systems and any other improvements owned by Landlord located on the Property. If Tenant becomes aware of any condition that is Landlord's responsibility to repair, Tenant shall promptly notify Landlord of the condition.

(b) Subject to Landlord's obligation to provide trash removal and janitorial service pursuant to Section 7 hereof, Tenant at its sole expense shall keep the Premises and the fixtures, improvements, equipment, and finishes, and any Alterations therein in clean, safe, and sanitary condition and in good order and repair and will cause no waste or injury thereto. Alterations, repairs and replacements to the Property, including the Premises, made necessary because of Tenant's Alterations or installations, any use or circumstances special or particular to Tenant, or any act or omission of Tenant or its Agents shall be made at the sole expense of Tenant to the extent not covered by any applicable insurance proceeds paid to Landlord.

10. Compliance

(a) Tenant will, at its expense, promptly comply with all Laws now or subsequently pertaining to the Premises or Tenant's use or occupancy. Tenant will pay any taxes or other charges by any authority on Tenant's property or trade fixtures or relating to Tenant's use of the Premises. Neither Tenant nor its Agents shall use the Premises in any manner that under any Law would require Landlord to make any Alteration to or in the Building or Common Areas (without limiting the foregoing, Tenant shall not use the Premises in any manner that would cause the Premises or the Property to be deemed a "place of public accommodation" under the ADA if such use would require any such Alteration). Tenant shall be responsible for compliance with the ADA, and any other Laws regarding accessibility, with respect to the Premises to the extent of items triggered by Tenant's specific use of the Premises or any Alteration made by or on behalf of Tenant. Except as set forth in the preceding sentence, Landlord shall be responsible for compliance with the ADA, and any other Laws regarding accessibility, with respect to the Building and the Property.

(b) Tenant will comply, and will cause its Agents to comply, with the Building Rules.

(c) Tenant agrees not to do anything or fail to do anything which will increase the cost of Landlord's insurance or which will prevent Landlord from procuring policies (including public liability) from companies and in a form satisfactory to Landlord. If any breach of the preceding sentence by Tenant causes the rate of fire or other insurance to be increased, Tenant shall pay the amount of such increase as additional Rent within 30 days after being billed.

(d) Tenant agrees that (i) no activity will be conducted on the Premises that will use or produce any Hazardous Materials, except for activities which are part of the ordinary course of Tenant's business and are conducted in accordance with all Environmental Laws ("Permitted Activities"); (ii) the Premises will not be used for storage of any Hazardous Materials, except for materials used in the Permitted Activities which are properly stored in a manner and location complying with all Environmental Laws; (iii) no portion of the Premises or Property will be used by Tenant or Tenant's Agents for disposal of Hazardous Materials; (iv) Tenant will deliver to Landlord copies of all Material Safety Data Sheets and other written information prepared by manufacturers, importers or suppliers of any chemical; and (v) Tenant will immediately notify Landlord of any violation by Tenant or Tenant's Agents of any Environmental Laws or the release or suspected release of Hazardous Materials in, under or about the Premises, and Tenant shall immediately deliver to Landlord a copy of any notice, filing or permit sent or received by Tenant with respect to the foregoing. If at any time during or after the Term, any portion of the Property is found to be contaminated by Tenant or Tenant's Agents or subject to conditions prohibited in this Lease caused by Tenant or Tenant's Agents, Tenant will indemnify, defend and hold Landlord harmless from all claims, demands, actions, liabilities, costs, expenses, reasonable attorneys' fees, damages and obligations of any nature arising from or as a result thereof, and Landlord shall have the right to direct remediation activities, all of which shall be performed at

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Tenant's cost. Tenant's obligations pursuant to this subsection shall survive the expiration or termination of this Lease.

(e) Tenant agrees to use commercially reasonable efforts, to ensure that its operations at the Premises do not adversely affect any efforts by Landlord to obtain or maintain the accreditation of the Building or the Property for any so-called "green initiative" such as LEED certification (including, without limitation, compliance with any commercially reasonable recycling plan instituted by Landlord at the Building); provided that Landlord provides Tenant with at least thirty (30) days' prior written notice of any such "green initiative" obtained or then being pursued by Landlord. Any future plan for such accreditation may be appended to and become a part of the Building Rules, and may result in a modification to the cleaning schedule set forth on Exhibit D.

11. Signs

Landlord will furnish Tenant building standard identification signage on the interior Building directory, if applicable, and on or beside the main entrance door to the Premises. Tenant shall not place any signs on the Property without the prior consent of Landlord, other than signs that are located wholly within the interior of the Premises and not visible from the exterior of the Premises. Tenant shall maintain all signs installed by Tenant in good condition and in compliance with all applicable Laws and the Building Rules. Tenant shall remove its signs at the termination of this Lease, shall repair any resulting damage, and shall restore the Property to its condition existing prior to the installation of Tenant's signs.

12. Alterations

Except for non-structural Alterations that (i) do not exceed $25,000.00 in the aggregate during the Term, (ii) are not visible from the exterior of the Premises, (iii) do not affect any Building System or the structural strength of the Building, (iv) do not require penetrations into the floor, ceiling or walls, and (v) do not require work within the walls, below the floor or above the ceiling, Tenant shall not make or permit any Alterations in or to the Premises without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. With respect to any Alterations made by or on behalf of Tenant (whether or not the Alteration requires Landlord's consent): (i) not less than 10 days prior to commencing any Alteration, Tenant shall deliver to Landlord the plans, specifications and necessary permits for the Alteration, together with certificates evidencing that Tenant's contractors and subcontractors have adequate insurance coverage naming Landlord and any other associated or affiliated entity as their interests may appear as additional insureds, (ii) Tenant shall obtain Landlord's prior written approval of any contractor or subcontractor, (iii) the Alteration shall be constructed with new materials, in a good and workmanlike manner, and in compliance with all Laws and the plans and specifications delivered to, and, if required above, approved by Landlord, (iv) Tenant shall pay Landlord all reasonable costs and expenses in connection with Landlord's review of Tenant's plans and specifications, and of any supervision or inspection of the construction Landlord deems necessary (such costs not to exceed the greater of $750.00 and 5% of the total cost of the Alteration), and (v) upon Landlord's request Tenant shall, prior to commencing any Alteration, provide Landlord reasonable security against liens arising out of such construction. Any Alteration by or on behalf of Tenant shall be the property of Tenant until the expiration or termination of this Lease; at that time without payment by Landlord the Alteration shall, at Landlord's option, either remain on the Property and become the property of Landlord or be removed by Tenant, in which event Tenant will repair any resulting damage and will restore the Premises to the condition existing prior to Tenant's Alteration. At Tenant's request prior to any Alterations being performed by, for, or on behalf of, Tenant, Landlord will notify Tenant in writing whether Tenant is required to remove the specific Alteration(s) at the expiration or termination of this Lease. Notwithstanding anything contained herein to the contrary, Tenant shall be expressly required to remove (upon the expiration or earlier termination of this Lease) the medical laboratory installed in the Premises by Tenant when Tenant was a subtenant of the Premises and to restore any damage caused as a result of such removal. Tenant may install its trade fixtures, furniture and equipment in the Premises, provided that the installation and removal of them will not affect any structural portion of the Property, any Building System or any other equipment or facilities serving the Building or any occupant.

13. Mechanics' Liens

Tenant promptly shall pay for any labor, services, materials, supplies or equipment furnished to Tenant in or about the Premises. Tenant shall keep the Premises and the Property free from any liens arising out of any labor, services, materials, supplies or equipment furnished or alleged to have been furnished to Tenant. Tenant shall take all steps

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pennittcd by law in order to avoid the imposition of any such lien. Should any such lien or notice of such lien be filed against the Premises or the Property, Tenant shall discharge the same by bonding or otherwise within 15 days after Tenant has notice that the lien or claim is filed regardless of the validity of such lien or claim. 14. Landlord's Right to Relocate Tenant; Right of Entry Landlord may relocate Tenant from the Premises to comparable space in any building owned by Landlord or an Affiliate of Landlord located at 9755-9830 Patuxcnt Woods Drive as reasonably determined by Landlord. Landlord will give Tenant at least 120 days advance notice of relocation and will pay for all reasonable costs of such relocation, including costs of needed alterations/improvements to Tenant's new space. Such a relocation shall not terminate, modify or otherwise affect this lease except that "Premises" shall refer to the relocation space rather than the old location identified in Section l(a); and Tenant shall have no obligation to remove Tenant's medical lab from the pre-relocation space. Notwithstanding the preceding, Landlord agrees not to exercise its rights lo relocate Tenant under this Section 14 prior to February I, 2020. Tenant shall permit Landlord and its Agents to emcr the Premises at all reasonable times following reasonable notice (except in an emergency, at which time no notice shall be required) to inspect, Maintain, or make Alterations to the Premises or Property, to exhibit the Premises for the purpose of sale or financing, and, during the last 12 months of the Term, to exhibit the Premises to any prospective tcnanl. Landlord will make reasonable efforts not to inconvenience Tenant in exercising such rights, but Landlord shall not he liable for any interference with Tenant's occupancy resulting from Landlord's entry. 15. Damage by Fire or Other Casualty If the Premises or Common Areas shall be damaged or destroyed by fire or other casualty, Tenant shall promptly notify Landlord, and Landlord, subject to the conditions set forth in this Section, shall repair such damage and restore the Premises or Common Areas to subst11Dtially the same condition in which they were immediately prior to such damage or destruction, but not including the repair, restoration or replacement of the fixtures, equipment, or Alterations installed by or on behalf of Tenant. Landlord shall notify Tenant, within 30 days after the date of the casualty, if Landlord anticipates that the restoration will take more than 180 days from the date of the casualty to complete; in such event, either Landlord or Tenant (unless the damage was caused by Tenant) may terminate this Lease by giving notice lo the other within 10 days after Landlord's notice, which notice shall specify a tennination date not less than ten (10) days or more than thirty (30) days after such termination notice; provided Landlord's election to terminate may be contained in the original notice to Tenant. If a casualty occurs during the last 12 months of the Term, Landlord may terminate this Lease unless Tenant has the right to extend the Tem1 for at least 3 more years and docs so within 30 days after the date of the casualty. Moreover, notwithstanding anything herein to the contrary, Landlord may terminate this Lease if the loss is not covered by the insurance proceeds actually received by Landlord and available to be used toward the restoration of the Premises or Common Areas, which shall not include proceeds of insurance paid or payable to any Mortgagee unless such Mortgagee agrees in writing allow such funds to be used toward the restoration. Tenant will receive an abatement of Minimum Annual Rent to the extent the Premises are rendered untcnantable as a result of the casualty. 16. Condemnation If (a) all of the Premises are Taken, (b) any part of the Premises is Taken and the remainder is insufficient in Landlord's opinion for the reasonable operation of Tenant's business, or (c) any of the Property is Taken, and, in Landlord's opinion, it would be impractical or the condemnation proceeds are insufficient to restore the remainder, then this Lease shall tem1inate as of the date the condemning authority takes possession. If this Lease is not tenninated, Landlord shall restore the Building to a condition as near as reasonably possible to the condition prior to the Taking, the Minimum Annual Rent shall be abated for the period of time all or a part of the Premises is untenantable in proportion to the square foot area untenantable, and this Lease shall be amended appropriately. The compensation awarded for a Taking shall belong to Landlord, except to the extent provided herein. Except for any relocation benefits and any portion of a condemnation award allocable to Tenant's personal property to which Tenant may be entitled, Tenant hereby assigns all claims against the condemning authority to Landlord, including, but not limited to, any claim relating to Tenant's leasehold estate. 7

17. Quiet Enjoyment

Landlord covenants that Tenant, upon performing all of its covenants, agreements and conditions of this Lease, shall have quiet and peaceful possession of the Premises as against anyone claiming by or through Landlord, subject, however, to the terms of this Lease.

18. Assignment and Subletting

a. Except as provided in Section (b) below, Tenant shall not enter into nor permit any Transfer voluntarily or by operation of law, without the prior consent of Landlord, which consent shall not be unreasonably withheld. Without limitation, Tenant agrees that Landlord's consent shall not be considered unreasonably withheld if (i) the proposed transferee is an existing tenant of Landlord or an affiliate of Landlord, or has negotiated with Landlord or an affiliate of Landlord for space anytime in the last twelve (12) calendar months, (ii) the business, business reputation, or creditworthiness of the proposed transferee is unacceptable to Landlord, (iii) Landlord or an affiliate of Landlord has comparable space available for lease by the proposed transferee or (iv) Tenant is in default under this Lease or any act or omission has occurred which would constitute a default with the giving of notice and/or the passage of time. A consent to one Transfer shall not be deemed to be a consent to any subsequent Transfer. In no event shall any Transfer relieve Tenant from any obligation under this Lease. Landlord's acceptance of Rent from any person shall not be deemed to be a waiver by Landlord of any provision of this Lease or to be a consent to any Transfer. Any Transfer not in conformity with this Section 18 shall be void at the option of Landlord.

b. Landlord's consent shall not be required in the event of any Transfer by Tenant to an Affiliate provided that (i) the Affiliate has a tangible net worth at least equal to that of Tenant as of the date of this Lease, (ii) Tenant provides Landlord notice of the Transfer at least 30 days prior to the effective date, together with current financial statements of the Affiliate certified by an executive officer of the Affiliate, and (iii) in the case of an assignment or sublease, Tenant delivers to Landlord an assumption agreement reasonably acceptable to Landlord executed by Tenant and the Affiliate, together with a certificate of insurance evidencing the Affiliate's compliance with the insurance requirements of Tenant under this Lease.

c. Upon any Transfer (other than to an Affiliate) Tenant shall pay to Landlord, immediately upon receipt, 50% of the excess of (i) all compensation received and to be received by Tenant for or as a result of the Transfer over (ii) the Rent allocable to the Premises transferred.

d. If Tenant requests Landlord's consent to a Transfer, Tenant shall provide Landlord, at least 15 days prior to the proposed Transfer, current financial statements of the transferee certified by an executive officer of the transferee, a complete copy of the proposed Transfer documents, and any other information Landlord reasonably requests. Immediately following any approved assignment or sublease, Tenant shall deliver to Landlord an assumption agreement reasonably acceptable to Landlord executed by Tenant and the transferee, together with a certificate of insurance evidencing the transferee's compliance with the insurance requirements of Tenant under this Lease. Tenant agrees to reimburse Landlord for reasonable administrative and attorneys' fees in connection with the processing and documentation of any Transfer for which Landlord's consent is requested.

19. Subordination; Mortgagee's Rights

(a) Subject to Mortgagee's rights set forth in this Lease, Tenant accepts this Lease subject and subordinate to any Mortgage now or in the future affecting the Premises. This clause shall be self-operative, but within 10 days after request, Tenant shall execute and deliver any further instruments confirming the subordination of this Lease and any further instruments of attornment that the Mortgagee may reasonably request. However, any Mortgagee may at any time subordinate its Mortgage to this Lease, without Tenant's consent, by giving notice to Tenant, and this Lease shall then be deemed prior to such Mortgage without regard to their respective dates of execution and delivery; provided that such subordination shall not affect any Mortgagee's rights with respect to condemnation awards, casualty insurance proceeds, intervening liens or any right which shall arise between the recording of such Mortgage and the execution of this Lease.

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(b) Upon receipt of Tenant's written request, Landlord shall use its commercially reasonable efforts (but with no obligation to pay any out-of-pocket fees or sums) to obtain from any Mortgagee a non-disturbance agreement in favor of Tenant on such Mortgagee's standard form. Tenant acknowledges that no Mortgagee shall be (i) liable for any act or omission of a prior landlord, (ii) subject to any rental offsets or defenses against a prior landlord, (iii) bound by any amendment of this Lease made without its written consent, (iv) bound by payment of Monthly Rent more than one month in advance or liable for any other funds paid by Tenant to Landlord unless such funds actually have been transferred to the Mortgagee by Landlord, or (v) responsible for any Security Deposit, except to the extent actually received by such Mortgagee.

(c) The provisions of Sections 15 and 16 above notwithstanding, Landlord's obligation to restore the Premises after a casualty or condemnation shall be subject to the consent and prior rights of any Mortgagee.

20. Tenant's Certificate; Financial Information; Other Disclosures by Tenant

(a) Within 10 days after Landlord's request from time to time, (a) Tenant shall execute, acknowledge and deliver to Landlord, for the benefit of Landlord, Mortgagee, any prospective Mortgagee, and any prospective purchaser of Landlord's interest in the Property, an estoppel certificate in the form of attached Exhibit C (or other form reasonably requested by Landlord), modified as necessary to accurately state the facts represented, and (b) Tenant shall furnish to Landlord, Landlord's Mortgagee, prospective Mortgagee and/or prospective purchaser reasonably requested financial information.

(b) Tenant agrees to cooperate with Landlord to provide information reasonably required or requested by Landlord to be provided to a regulatory or other recognized entity for the purpose of obtaining accreditation of the Building or the Property for any so-called "green initiative" such as LEED certification, which cooperation shall include, without limitation, providing electric consumption data or other relevant data in proper format for reporting to the U.S. Green Building Council (or similar or successor authority selected by Landlord).

21. Surrender

(a) On the date on which this Lease expires or terminates, Tenant shall return possession of the Premises to Landlord in good broom-clean condition, except for ordinary wear and tear, and casualty damage that Tenant is not required to remedy under this Lease. Prior to the expiration or termination of this Lease, Tenant shall remove from the Property all furniture, trade fixtures, equipment, wiring and cabling (unless Landlord directs Tenant otherwise), and all other personal property installed by or on behalf of Tenant or its assignees or subtenants. Tenant shall repair any damage resulting from such removal and shall restore the Property to good order and condition. Any of Tenant's personal property not removed as required shall be deemed abandoned, and Landlord, at Tenant's expense, may remove, store, sell or otherwise dispose of such property in such manner as Landlord may see fit and/or Landlord may retain such property or sale proceeds as its property. If Tenant does not return possession of the Premises to Landlord in the condition required under this Lease, Tenant shall pay Landlord all directly resulting damages Landlord may suffer.

(b) If Tenant remains in possession of the Premises after the expiration or termination of this Lease, Tenant's occupancy of the Premises shall be that of a tenancy at will. Tenant's occupancy during any holdover period shall otherwise be subject to the provisions of this Lease (unless clearly inapplicable), except that the Monthly Rent shall be 150% of the Monthly Rent payable for the last full calendar month immediately preceding the holdover. No holdover or payment by Tenant after the expiration or termination of this Lease shall operate to extend the Term or prevent Landlord from immediate recovery of possession of the Premises by summary proceedings or otherwise. Any provision in this Lease to the contrary notwithstanding, any holdover by Tenant shall constitute a default on the part of Tenant under this Lease entitling Landlord to exercise, without obligation to provide Tenant any notice or cure period, all of the remedies available to Landlord in the event of a Tenant default, and Tenant shall be liable for all damages, including consequential damages, that Landlord suffers as a result of the holdover, provided that such consequential damages shall only apply if Tenant holds over for more than 60 days.

22. Defaults – Remedies

(a) It shall be an Event of Default:

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(i) If Tenant does not pay in full when due any and all Rent and, except as provided in Section 22(c) below, Tenant fails to cure such default on or before the dnte that is 5 business days after Landlord gives Tenant notice of default; (ii) If Tenant enters into or pennits any Transfer in violation of Section 18 above; (iii) If Tenant fails to observe and perfonn or otherwise breaches any other provision of this Lease, and, except as provided in Section 22(c) below, Tenant fails to cure the default on or before the dale that is 15 days after Landlord gives Tenant notice of default; provided, however, if the default cannot reasonably be cured within 15 days following Landlord's giving of notice, Tenant shall be afforded additional reasonable time (not to exceed 30 days following Landlord's notice) to cure the default if Tenant begins to cure the default within 15 days following Landlord's notice and continues diligently in good faith to completely cure the default; or (iv) If Tenant becomes insolvent or makes a general assignment for the benefit of creditors or offers a settlement to creditors, or if a petition in bankruptcy or for reorganization or for an arrangement with creditors under any federal or state law is filed by or against Tenant, or a bill in equity or other proceeding for the appointment of a receiver for any of Tenant's assets is commenced, or if any of the real or personal property of Tenant shall be levied upon; provided that any proceeding brought by anyone other than Landlord or Tenant under any bankruptcy, insolvency, receivership or similar law shall not constitute an Event of Default until such proceeding has continued unstayed for more than 60 consecutive <lays. (b) If an Event of Default occurs, in addition to all other rights and remedies available to Landlord at law, in equity, by statute or otherwise, Landlord shall have the following rights and remedies: (i) Landlord, without any obligation to do so, may elect to cure the default on behalf of Tenant, in which event Tenant shall reimburse Landlord upon demand for any sums paid or costs incurred by Landlord (together with an administrative fee of 10% thereof) in curing the default, which sums and costs shall be deemed additional Rent; (ii) To enter and repossess the Premises, by breaking open locked doors if necessary, and remove all persons and all or any property, by action at law or otherwise, without being liable for prosecution or damages. Landlord may, at Landlord's option, make Alterations and repairs in order to relet the Premises and relet all or any part(s) of the Premises for Tenant's account. Tenant agrees to pay to Landlord on demand any deficiency (taking into account all costs incurred by Landlord) that may arise by reason of such rclening. In the event of reletting without termination of this Lease, Landlord may at any time thereafter elect to terminate this Lease for such previous breach; (iii) To accelerate the whole or any part of the Rent for the balance of the Term, and declare the same to be immediately due and payable; and (iv) To terminate this Lease and the Term without any right on the part of Tenant to save the forfeiture by payment of any sum due or by other performance of any condition, term or covenant broken. (c) Any provision to the contrary in this Section 22 notwithstanding, (i) Landlord shall not be required to give Tenant the notice and opportunity to cure provided in Section 22(a)(i) or (iii) above more than two times in any consecutive 12-month period, and thereafter Landlord may declare an Event of Default without affording Tenant any of the notice and cure rights provided under this Lease, and (ii) Landlord shall not be required to give such notice prior to exercising its rights under Section 22(b) if Tenant fails to comply with the provisions of Sections 13, 20 or 27 or in an emergency. (d) No waiver by Landlord of any breach by Tenant shall be a waiver of any subsequent breach, nor shall any forbearance by Landlord to seek a remedy for any breach by Tenant he a waiver by Landlord of any rights and remedies with respect to such or any subsequent breach. Efforts by Landlord to mitigate the damages caused by Tenant's default shall not constitute a waiver of Landlord's right to recover damages hereunder. No right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy provided herein or by law, but each shall be cumulative and in addition to every other right or remedy given herein or now or 10 hereafter existing at law or in equity. No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the total amount due Landlord under this Lease shall be deemed to be other than on account, nor shall any endorsement or statement on any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of Rent due, or Landlord's right to pursue any other available remedy. ( e) If either party commences an action against the other party arising out of or in connection with this Lease, the prevailing party shall be entitled to have and recover from the other party reasonable attorneys' fees, costs of suit, investigation expenses and discovery costs, including costs of appeal. (I) Landlord and Tenant waive the right to a trial by jury in any action or proceeding based upon or related to, the subject matter of this Lease. (g) Landlord shall use commercially reasonabfo efforts to mitigate its damages resulting from an Event of Default by Tenant under this Lease. Landlord's obligation to mitigate damages after a default by Tenant under this Lease shall be satisfied in full if Landlord undertakes to lease the Premises to another tenant (a "Substitute Tenant") in accordance with the following criteria: (i) Landlord shall have no obligation to solicit or entertain negotiations with any other prospective tenants for the Premises until Landlord obtains full and complete possession of the Premises including, without limitation, the final and unappealable legal right to relet the Premises free of any claim of Tenant. (ii) Landlord shall not b1: obligated to offer the Premises to a prospective tenant when other premises in the Building suitable for that prospective tenant's use are (or soon will be) available. (iii) Landlord shall not be obligated to lease the Premises to a Substitute Tenant for a rental less than the current fair market rental then prevailing for similar office uses in comparable buildings in the same market area as the Building, nor shall Landlord be obligated to enter into a new lease under other terms and conditions that are unacceptable to Landlord under Landlord's then current leasing policies for comparable space in the Huildin&, (iv) Landlord shall not be obligated to enter into a lease with any proposed tenant whose use would: (i) disrupt the tenant mix or balance of the Building; (ii) violate any restriction, covenant, or requirement contained in the lease of another tenant of the Building; (iii) adversely affect the reputation of the Building; or (iv) be incompatible with the operation of the Building as a first-class project. (v) Landlord shall not be obligated to enter into a lease with any proposed Substitute Tenant which docs nol have, in Landlord's reasonable opinion, sufficient financial resources or operating experience to operate the Premises in a first-class manner. (vi) Landlord shall not be required to expend any amount of money to alter, remodel, or otherwise make the Premises suitable for use by a proposed Substitule Tcmmt unless: I. Tenant pays any such sum to Landlord in advance of Landlord's execution of a Substitute Lease with such Substitute Tenant (which payment shall not be in lieu of any damages or other sums to which Landlord may be entitled as a result of Tenant's default under this Lease); or 2. Landlord, in Landlord's sole discretion, determines that any such expenditure is financially justified in connection with entering into any such Substitute Lease. Upon compliance with the above criteria regarding the releasing of the Premises after an Event of Default by Tenant, Landlord shall be deemed to have fully satisfied Landlord's obligation to mitigate damages under this Lease and under any law or judicial ruling in effect on the date of this Lease or at the time of Tenant's default, and Tenant waives and releases, to the fullest extent legally permissible, any right to assert in any action by Limdlord to enforce the tenns of this Lease, any defense, counterclaim, or rights of setoff or rccoupment respecting the mitigation of 11 damages by Landlord, unless and to the extent Landlord maliciously or in bad faith fails to act in accordance with the requirements of this Section 22(g).

23. Authority

Tenant represents and warrants to Landlord that: (a) Tenant is duly formed, validly existing and in good standing under the laws of the state under which Tenant is organized, and qualified to do business in the state in which the Property is located, and (b) the person(s) signing this Lease are duly authorized to execute and deliver this Lease on behalf of Tenant.

24. Liability of Landlord

The word "Landlord" in this Lease includes the Landlord executing this Lease as well as its successors and assigns, each of which shall have the same rights, remedies, powers, authorities and privileges as it would have had it originally signed this Lease as Landlord. Any such person or entity, whether or not named in this Lease, shall have no liability under this Lease after it ceases to hold title to the Premises except for obligations already accrued (and, as to any unapplied portion of Tenant's Security Deposit, Landlord shall be relieved of all liability upon transfer of such portion to its successor in interest). Tenant shall look solely to Landlord's successor in interest for the performance of the covenants and obligations of the Landlord hereunder which subsequently accrue. Landlord shall not be deemed to be in default under this Lease unless Tenant gives Landlord notice specifying the default and Landlord fails to cure the default within a reasonable period following Tenant's notice. Except for damages directly caused by Landlord's negligence or misconduct, Landlord will not be liable to Tenant, its Agents, customers, clients, family members, guests, or trespassers for any damage, compensation, or claim arising from (i) the repairing of any portion of the Building, (ii) any interruption in the use of the Premises or the Property, (iii) accident or damage resulting from the use or operation (by Landlord, Tenant, or any other person or persons whatsoever) of elevators, escalators, or heating, cooling, electrical, or plumbing equipment or apparatus, (iv) the termination of this Lease because of the destruction of the Premises or a taking or sale in lieu thereof by eminent domain, (v) any casualty, robbery, theft, criminal act, or unexplained disappearance, (vi) any leakage in any part of the Premises or the rest of the Building (including areas occupied by other tenants and occupants of the Building), or from water, rain, or snow that may leak into, or flow from, any part of the Premises or the rest of the Building, or from drains, pipes or plumbing work in or about the Building, or (vii) any other cause whatsoever. In no event shall Landlord be liable to Tenant for any loss of business or profits of Tenant or for consequential, punitive or special damages of any kind. Neither Landlord nor any principal of Landlord nor any owner of the Property, whether disclosed or undisclosed, shall have any personal liability with respect to any of the provisions of this Lease or the Premises; Tenant shall look solely to the equity of Landlord in the Property for the satisfaction of any claim by Tenant against Landlord.

25. Miscellaneous

(a) The captions in this Lease are for convenience only, are not a part of this Lease and do not in any way define, limit, describe or amplify the terms of this Lease.

(b) This Lease represents the entire agreement between the parties hereto and there are no collateral or oral agreements or understandings between Landlord and Tenant with respect to the Premises or the Property. No rights, easements or licenses are acquired in the Property or any land adjacent to the Property by Tenant by implication or otherwise except as expressly set forth in this Lease. This Lease shall not be modified in any manner except by an instrument in writing executed by the parties. The masculine (or neuter) pronoun and the singular number shall include the masculine, feminine and neuter genders and the singular and plural number. The word "including" followed by any specific item(s) is deemed to refer to examples rather than to be words of limitation. The word "person" includes a natural person, a partnership, a corporation, a limited liability company, an association and any other form of business association or entity. Both parties having participated fully and equally in the negotiation and preparation of this Lease, this Lease shall not be more strictly construed, nor any ambiguities in this Lease resolved, against either Landlord or Tenant.

(c) Each covenant, agreement, obligation, term, condition or other provision contained in this Lease shall be deemed and construed as a separate and independent covenant of the party bound by, undertaking or making the same, not dependent on any other provision of this Lease unless otherwise expressly provided. All of the terms and conditions set forth in this Lease shall apply throughout the Term unless otherwise expressly set forth herein.

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(d) If any prov1s1ons of this Lease shall be declared unenforceable in any respect, such unenforceability shall not affect any other provision of this Lease, and each such provision shall be deemed to be modified, if possible, in such a manner as to render it enforceable and to preserve to the extent possible the intent of the parties as set forth herein. This Lease shall be construed and enforced in accordance with the laws of the state in which the Property is located. (e) This Lease shall be binding upon and inure to the benefit of Landlord and Tenant and their respective heirs, personal representatives and permitted successors and assigns. All persons liable for the obligations of Tenant under this Lease shall be jointly and severally liable for such obligations. (f) Tenant shall not record this Lease or any memorandum without Landlord's prior consent. In the event this Lease or any memorandum is recorded by or on behalf of Tenant, Tenant shall be responsible for all costs, fees, expenses, and taxes incurred directly or indirectly related thereto. 26. ~ Any notice, consent or other communication under this Lease shall be in writing and addressed to Landlord or Tenant at their respective addresses specified in Section I above (or to such other address as either may designate by notice to the other) with a copy to any Mortgagee or other party designated by Landlord. Each notice or other communication shall be deemed given if sent by prepaid overnight delivery service or by certified mail, return receipt requested, postage prepaid or in any other manner, with delivery in any case evidenced by a receipt, and shall be deemed lo have been given on the day of actual delivery to the intended recipient or on the business day delivery is refused. 111e giving of notice by Landlord's attorneys, representatives and agents under this Section shall be deemed to be the acts of Landlord. 27. Security J>cposit At the time of signing this Lease, Tenant shall deposit with Landlord the Security Deposit to be retained by Landlord as cash security for the faithful performance and observance by Tenant of the provisions of this Lease. Tenant shall not be entitled to any interest on the Security Deposit. Landlord shall have the right to commingle the Security Deposit with its other funds. Landlord may use the whole or any part of the Security Deposit for the payment of any amount as to which Tenant is in default or to compensate Landlord for any loss or damage it may suffer by reason of Tenant's default under this Lease. If Landlord uses all or any portion of the Security Deposit as herein provided, within IO days after demand, Tenant shall pay Landlord cash in an amount equal to that portion of the Security Deposit used by Landlord. If Tenant complies fully and faithfully with all of the provisions of this Lease, the Security Deposit shall be returned to Tenant after the Expiration Date and surrender of the Premises to Landlord. 28. Brokers Each of Landlord and Tenant hereby represents and wammts lo the other that it has dealt with no real estate agents or brokers in connection with the negotiation, execution and delivery of this Lease other than Cuslunan and Wakefield of Maryland, Inc. ("Landlord's Broker") and Martek Global Services, Inc. ("Tenant's Broker") and that no brokerage fees or commissions are payable to any real estate agent or broker in connection with the negotiation, execution and delivery of this Lease other than to Landlord's Broker and Tenant's Broker. Each of Landlord and Tenant shall indemnify, defend, protect and hold the other harmless from and against any and all losses, liabilities, damages, claims, costs and/or expenses (including, without limitation, reasonable attorneys' fees) that the other may incur or suffer, or which may be asserted against the other, in connection with, or in any way relating to, the inaccuracy of any representation or warranty made by it in this Section. Landlord shall pay all fees and commissions due and owing to Landlord's Broker and Tenant's Broker in connection with the negotiation, execution and delivery of this Lease pursuant to a separate written agreement made prior to the date on which this Lease has been fully executed by Landlord and Tenant between Landlord and Landlord's Broker. 29. Governing Law. 13

This Lease shall be governed by and interpreted under the internal laws of the State of Maryland, without giving effect to its conflicts of laws provisions. Any dispute arising under this Lease shall be resolved in the State or Federal courts located in Baltimore, Maryland. 30. Renewal Option. Tenant shall have a personal and non-transferable option to renew the term of this Lease for one (J) term of five (5) years. Such renewal tenn shall begin the first day following the expiration of the immediately preceding Term. Tenant shall have the right to exercise the renewal option confe1Tcd herein by giving Landlord notice at least two hundred seventy (270) days prior to the expiration of the then current Term; provided that, at the time of exercise and as of the commencement of the renewal tenn (a) no Event of Default has occWTed and remains uncured beyond the applicable cure period; and (b) Tenant has not sublet or assigned any portion of the Premises. The renewal option shall be subject to all of the terms and conditions contained in this I.ease, except that Minimum Annual Rent during the renewal term shall be at 95% of Market Rent, but in no event less than the Minimum Annual Rent in effect immediately preceding the renewal tem1. "Market Rent" shall be the anticipated rate in effect for the Premises as of the commencement of the renewal term, together with any market rate increases during the renewal term, based upon the rents generally in e!Tect for renewed leases of space in the area in which the Building is located of equivalent quality, size, utility and location, and taking into account the length of the renewal term and the credit standing of Tenant. Landlord shall lease the Premises to Tenant in their then-current condition, and Landlord shall not provide to Tenant any allowances (e.g., moving allowance, construction allowance, free rent or the like) or other tenant inducements. In the event that Tenant shall exercise an option to renew this Lease, then the Market Rent shall be agreed upon in a meeting of the parties hereto held at least ninety (90) days prior to the expiration of the then current Term. If the parties are able to agree on an amount of Market Rent that is mutually satisfactory, then such agreements shall be placed in writing and shall be signed by the parties hereto and shall thereupon become a part of this Lease. If the parties hereto arc unable to agree upon the Market Rent at least thirty (30) days prior to the commencement of any renewal term, then the disagreement shall be promptly submitted to arbitration. In such event, each party shall select an arbitrator having not less than ten (I 0) years' actual experience in the commercial real estate brokerage business, and the arbitrators so selected shall immediately meet for the purpose of hearing and deciding the dispute and fixing the relevant rate of rent. ff the two arbitrators selected agree on Market Rent, their decision shall be binding on both parties. If the two arbitrators selected cannot agree on the Market Rent within ten (10) business days after appointment (the "Initial Review Period"), but the rates differ by less than five percent (5%), the Market Rent shall be the average of the two rates. If the rates differ by more than five percent (5%), no later than five (5) business days following the expiration of the Jnitial Review Period, tht,; two arbitrators shall select a third arbitrator with qualifications similar to their own. Within ten (10) business days following appointment, the third arbitrator shall select one of the two rental rates promulgated by the first two arbitrators as the Market Rent. If the arbitrators cannot agree on the third arbitrator, they shall petition the presiding judge of the local state court having jurisdiction to appoint such arbitrator to act as an umpire between the arbitrators selected by Landlord and Tenant. The decision of the third arbitrator or presiding judge, as the case may be, shall be binding on both parties. Landlord and Tenant shall each be responsible to pay their respective arbitrators and will share equally the cost of the third arbitrator. Failure of Tenant properly to exercise the option herein granted shall be construed as a waiver of such option, and the Lease shall then terminate at the expiration of the then current Tenn. [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK] !4

Date signed: Date signed: Attest: Landlord and Tenant have executed this Lease on the respective date(s) set forth below. Landlord: LSOP 3 MD 3, LLC By: ~ . -=-- - - / Name:- 8a~:f:..Mttf.6ws.£l,,\\ ll\e l\tx\ Title: Senior Vice Prcsicfent '1 Tenant: ASCEl'iD ONE CORPORATION 15

Rider 1 to Lease Agreement (Multi-Tenant Office) ADDITIONAL DEFINITIONS "J\DA" means the Americans With Disabilities Act of 1990 (42 U.S.C. § 1201 ct seq.), as amended and supplemented from time to time. "Affiliate" means (i) any entity controlling, controlled by, or under common control of, Tenant (including any wholly-owned subsidiary), (ii) any successor to Tenant by merger, consolidation or reorganization, and (iii) any purchaser of all or substantially all of the assets of Tenant as a going concern. "Agents" of a party means such party's employees, agents, representatives, contractors, licensees or invitees. "Alteration" means any addition, alteration or improvement to the Premises or Property, as the case may be. "Building Rules" means the rules and regulations attached to this Lease as Exhibit 8 as they may he amended by Landlord from time to time. "Building Systems" means any electrical, mechanical, structural, plumbing, heating, ventilating, air conditioning, sprinkler, life safety, security or other systems serving the Building. "Common Areas" means all areas and facilities as provided by Landlord from time to time for the use or enjoyment of all tenants in the Building or Property, including, if applicable, lobbies, hallways, re*ooms, elevators, driveways, sidewalks, parking, loading and landscaped areas. "Environmental Laws" means all present or future federal, state or local laws, ordinances, rules or regulations (including the rules and regulations of the federal Environmental Protection Agency and comparable state agency) relating to the protection of human health or the environment. "Event of Default" means a default described in Section 22(a) of this Lease. "Hazardous Materials" means pollutants, contaminants, toxic or hazardous wasks or other materials the removal of which is required or the use of which is regulated, restricted, or prohibited by any Environmental Law. "Interest Rate" means interest at lesser of (i) the rate of I ½% per month or (ii) the maximum rate permitted by Laws. "Land" means the lot or plot of land on which the Building is situated or the portion thereof allocated by Landlord to the Building. "Laws" means all laws, ordinances, rules, orders, regulations, guidelines and other requirements of fcdernl, state or local governmental authorities or of any private association or contained in any restrictive covenants or other declarations or agreements, now or subsequently pertaining lo the Property or the use and occupation of the Property. "Lease Year" means the period from the Commencement Date through the succeeding 12 full calendar months (including for the first Lease Year any partial month from the Commencement Date until the first day of the first foll calendar month) and each successive 12-month period thereafter during the Term. "Maintain" means to provide such maintenance, repair and, to the extent necessary and appropriate, replacement, as may be needed to keep the subject property in good condition and repair and, at Landlord's election, in compliance with any current or future accreditation of the Building for any so-called "green initiatives". "Monthly Rent'' means the monthly installment of Minimum Annual Rent plus the monthly installment of estimated Aru1ual Operating Expenses payable by Tenant under this LeaSe. Page I of2

"Mortgage" means any mortgage, deed of trust or other lien or encumbrance on Landlord's interest in the Property or any portion thereof, including without limitation any ground or master lease if Landlord's interest is or becomes a leasehold estate.

"Mortgagee" means the holder of any Mortgage, including any ground or master lessor if Landlord's interest is or becomes a leasehold estate.

"Normal Business Hours" means 8:00 a.m. to 6:00 p.m., Monday through Friday, and 8:00 a.m. to 12:00 p.m. Saturday legal holidays excepted.

"Operating Expenses" means all costs, fees, charges and expenses incurred or charged by Landlord in connection with the ownership, operation, maintenance and repair of, and services provided to, the Property, including, but not limited to, (i) the charges at standard retail rates for any services provided by Landlord pursuant to Section 7 of this Lease, (ii) the cost of insurance carried by Landlord allocable to the Building together with the cost of any deductible paid by Landlord in connection with an insured loss, which is allocable to the Building, (iii) Landlord's cost to Maintain the Property, (iv) the cost of trash collection or recycling programs instituted at the Building, (v) to the extent not otherwise payable by Tenant pursuant to Section 5 of this Lease, all levies, taxes (including real estate taxes, sales taxes and gross receipt taxes), assessments, association dues, liens, license and permit fees, together with the reasonable cost of contesting any of the foregoing, which are applicable to the Term, and which are imposed by any authority or under any Law, or pursuant to any recorded covenants or agreements, upon or with respect to the Property, or any improvements thereto, or directly upon this Lease or the Rent or upon amounts payable by any subtenants or other occupants of the Premises, or against Landlord because of Landlord's estate or interest in the Property, (vi) the annual amortization (over their estimated economic useful life or payback period, whichever is shorter) of the costs (including reasonable financing charges) of capital improvements or replacements (a) required by any Laws, (b) made for the purpose of reducing Operating Expenses, or (c) made for the purpose of directly enhancing the safety of tenants in the Building, (vii) a management and administrative fee (not to exceed 10% of gross rents for the Building), and (viii) building security services. The foregoing notwithstanding, Operating Expenses will not include: (i) capital expenditures or improvements (other than as permitted by Item (vi) above) and/or depreciation on the Building, (ii) financing and refinancing costs (except as provided above), interest on debt or amortization payments on any mortgage, or rental under any ground or underlying lease, (iii) leasing commissions, advertising expenses, tenant improvements or other costs directly related to the leasing of the Property, (iv) income, excess profits or corporate capital stock tax imposed or assessed upon Landlord, unless such tax or any similar tax is levied or assessed in lieu of all or any part of any taxes includable in Operating Expenses above; (v) litigation expenses relating to disputes with tenants; (vi) costs incurred for the solicitation and execution of leases; (vii) costs of maintaining any specialty service by Landlord, such as a luncheon or athletic facility; (viii) costs of removing any Hazardous Materials (unless on or about the Premises as a result of the actions of Tenant or its Agents); or (ix) mortgage financing costs, including processing fees, title insurance premiums and recording costs. If Landlord elects to prepay real estate taxes during any discount period, Landlord shall be entitled to the benefit of any such prepayment. Landlord shall have the right to directly perform (by itself or through an affiliate) any services provided under this Lease provided that the Landlord's charges included in Operating Expenses for any such services shall not exceed competitive market rates for comparable services.

"Property" means the Land, the Building, the Common Areas, and all appurtenances to them.

"Rent" means the Minimum Annual Rent, Annual Operating Expenses and any other amounts payable by Tenant to Landlord under this Lease.

"Taken" or "Taking" means acquisition by a public authority having the power of eminent domain by condemnation or conveyance in lieu of condemnation.

"Tenant's Share" means the percentage obtained by dividing the rentable square feet of the Premises by the rentable square feet of the Building as set forth in Section 1 of this Lease.

"Transfer" means (i) any assignment, transfer, pledge or other encumbrance of all or a portion of Tenant's interest in this Lease, (ii) any sublease, license or concession of all or a portion of Tenant's interest in the Premises, or (iii) any transfer of a direct or indirect controlling interest in Tenant.

Page 2 of 2

EXHIBIT A PLAN SHOWING PREMISES

IST FLOOR CORE: 5,761 USF
ASCEND ONE: 16,206 RSF

1 / O-1 MARKETING PLAN
SCALE: N.T.S.

APPROVAL:

GREENFIELD PARTNERS
9755 PATUXENT WOODS DRIVE
IST FLOOR
COLUMBIA, MD

IST FLOOR
MARKETING PLAN

NFI Inc

REVISIONS		
#	DATE	BY
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DATE:	4/7/16
SCALE:	N.T.S.
DRAWN BY:	EA
DESIGN BY:	EP
CHECKED BY:	
PROJECT #:	LP805

ID1 / 1

[redacted]

PROPOSED INTERIOR RENOVATIONS

TO THE CORPORATE OFFICES OF

NAVA

HEALTH & VITALITY CENTER

DRAWING CONTENTS

A100.0	TITLE PAGE
A100.1	PROPOSED FLOOR PLAN
A100.2	WALL TYP PLAN
A100.3	REFLECTED CEILING PLAN
A100.4	ELECTRICAL PLAN
A100.5	PROPOSED PLUMBING PLAN
A100.6	HVAC PLAN
A100.7	EGRESS PLAN
A101.1	INTERIOR ELEVATIONS

NAVA HEALTH and VITALITY CENTER
COLUMBIA MARYLAND

A100.0

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RECEIVING/PROCESSING ROOM ELEVATION
RECEIVING/PROCESSING ROOM ELEVATION
RECEIVING/PROCESSING ROOM ELEVATION
RECEIVING/PROCESSING ROOM ELEVATION
TESTING ROOM ELEVATION
TESTING ROOM ELEVATION
TESTING ROOM ELEVATION
TESTING ROOM ELEVATION
LABORATORY ELEVATION
LABORATORY ELEVATION

BJD

HEALTH and VITALITY CENTER
COLUMBIA, MARYLAND

A101.1

EXHIDJTB BUILDING RULES 1. Any sidewalks, lobbies, passages, elevators and stairways shall not be obstructed or used by Tenant for any purpose other than ingress and egress from and to the Premises. Landlord shall in all cases retain the right to control or prevent access by all persons whose presence, in the judgment of Landlord, shall be prejudicial to the safety, peace or character of the Property. 2. The toilet rooms, toilets, urinals, sinks, faucets, plumbing or other service apparatus of any kind shall not be used for any purposes other than those for which they were installed, and no sweepings, rubbish, rags, ashes, chemicals or other refuse or injurious substances shall be placed therein or used in connection therewith or left in any lobbies, passages, elevators or stairways. 3. Tenant shall not impair in any way the fire safety system and shall comply with all security, safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency. No person shall go on the roof without Landlord's prior written permission. 4. Skylights, windows, doors and transoms shall not be covered or obstructed by Tenant, and Tenant shall not install any window covering which would affect the exterior appearance of the Building, except as approved in writing by Landlord. Tenant shall not remove, without Landlord's prior written consent, any shades, blinds or curtains in the Premises. 5. Without Landlord's prior written consent, Tenant shall not hang, install, mount, suspend or attach anything from or to any sprinkler, plumbing, utility or other lines. If Tenant hangs, installs, mounts, suspends or attaches anything from or to any doors, windows, walls, floors or ceilings, Tenant shall spackle and sand all holes and repair any damage caused thereby or by the removal thereof at or prior to the expiration or termination of the Lease. 6. Tenant shall not change any locks nor place additional locks upon any doors. 7. Tenant shall not use nor keep in the Building any matter having an offensive odor, nor explosive or highly flammable material, nor shall any animals other than handicap assistance dogs in the company of their masters be brought into or kept in or about the Property. 8. If Tenant desires 10 introduce electrical, signaling, telegraphic, telephonic, protective alarm or other wires, apparatus or devices, Landlord shall direct where and how lhe same arc to be placed, and except as so directed, no installation boring or cutting shall be permitted. Landlord shall have the right to prevent and to cut off the transmission of excessive or dangerous current of electricity or a1moyances into or through the Building or the Premises and to require the changing of wiring connections or layout at Tenant's expense, to the extent that Landlord may deem necessary, and further to require compliance with such reasonable rules as Landlord may establish relating thereto, and in the event of non-compliance with the requirements or rules, Landlord shall have the right immediately to cut wiring or to do what it considers necessary to remove the danger, annoyance or electrical interference with apparatus in any part of the Building. All wires installed by Tenant must be clearly tagged at the distributing boards and junction boxes and elsewhere where required by Landlord, with the number of the office to which said wires lead, and the purpose for which the wires respectively are used, together with the name of the concern, if any, operating same. No machinery ofany kind otherthan customary small business machines shall be allowed in the Premises. Tenant shall not use any method of heating, air conditioning or air cooling other than that provided by Landlord. 9. Tenant shall not place weights anywhere beyond the safe carrying capacity of the Building which is designed to nonnal office building standards for floor loading capacity. Landlord shall have the right to exclude from the Building heavy furniture, safes and other articles which may be hazardous or to require them to be located at designated places in the Premises. I 0. The use of rooms as sleeping quarters is strictly prohibited at all times. 11 . Tenant shall comply with all parking regulations promulgated by Landlord from time to time for the orderly use of the vehicle parking areas, including without limitation the following: Parking shall be limited to automobiles, passenger or equivalent vans, motorcycles, light four wheel pickup trucks and (in designated areas) bicycles. No vehicles B-1 shall be left in the parking lot overnight without Landlord's prior written approval. Parked vehicles shall not be used for vending or any other business or other activity while parked in the parking areas. Vehicles shall be parked only in striped parking spaces, except for loading and unloading, which shall occur solely in zones marked for such purpose, and be so conducted as to not unreasonably interfere with traffic flow within the Property or with loading and unloading areas of other tenants. Employee and tenant vehicles shall not be parked in spaces marked for visitor parking or other specific use. All vehicles entering or parking in the parking areas shall do so at owner's sole risk and Landlord assumes no responsibility for any damage, destruction, vandalism or theft. Tenant shall cooperate with Landlord in any measures implemented by Landlord to control abuse of the parking areas, including without limitation access control programs, tenant and guest vehicle identification programs, and validated parking programs, provided that no such validated parking program shall result in Tenant being charged for spaces to which it has a right to free use under its Lease. Each vehicle owner shall promptly respond to any sounding vehicle alarm or horn, and failure to do so may result in temporary or permanent exclusion of such vehicle from the parking areas. Any vehicle which violates the parking regulations may be cited, towed at the expense of the owner, temporarily or permanently excluded from the parking areas, or subject to other lawful consequence. Bicycles are not permitted in the Building.

12. Tenant and its Agents shall not smoke in the Building or at the Building entrances and exits.

13. Tenant shall provide Landlord with a written identification of any vendors engaged by Tenant to perform services for Tenant at the Premises (examples: security guards/monitors, telecommunications installers/maintenance), and all vendors shall be subject to Landlord's reasonable approval. No mechanics shall be allowed to work on the Building or Building Systems other than those engaged by Landlord. Tenant shall permit Landlord's employees and contractors and no one else to clean the Premises unless Landlord consents in writing. Tenant assumes all responsibility for protecting its Premises from theft and vandalism and Tenant shall see each day before leaving the Premises that all lights are turned out and that the windows and the doors are closed and securely locked.

14. Tenant shall comply with any move-in/move-out rules provided by Landlord and with any rules provided by Landlord governing access to the Building outside of Normal Business Hours. Throughout the Term, no furniture, packages, equipment, supplies or merchandise of Tenant will be received in the Building, or carried up or down the elevators or stairways except during such hours as shall be designated by Landlord, and Landlord in all cases shall also have the exclusive right to prescribe the method and manner in which the same shall be brought in or taken out of the Building.

15. Tenant shall not place oversized cartons, crates or boxes in any area for trash pickup without Landlord's prior approval. Landlord shall be responsible for trash pickup of normal office refuse placed in ordinary office trash receptacles only. Excessive amounts of trash or other out-of-the-ordinary refuse loads will be removed by Landlord upon request at Tenant's expense.

16. Tenant shall cause all of Tenant's Agents to comply with these Building Rules.

17. Landlord reserves the right to rescind, suspend or modify any rules or regulations and to make such other rules and regulations as, in Landlord's reasonable judgment, may from time to time be needed for the safety, care, maintenance, operation and cleanliness of the Property. Notice of any action by Landlord referred to in this section, given to Tenant, shall have the same force and effect as if originally made a part of the foregoing Lease. New rules or regulations will not, however, be unreasonably inconsistent with the proper and rightful enjoyment of the Premises by Tenant under the Lease.

18. These Building Rules are not intended to give Tenant any rights or claims in the event that Landlord does not enforce any of them against any other tenants or if Landlord does not have the right to enforce them against any other tenants and such nonenforcement will not constitute a waiver as to Tenant.

B-2

EXHIBIT C

TENANT ESTOPPEL CERTIFICATE

Please refer to the documents described in Schedule 1 hereto, (the "Lease Documents") including the "Lease" therein described; all defined terms in this Certificate shall have the same meanings as set forth in the Lease unless otherwise expressly set forth herein. The undersigned Tenant hereby certifies that it is the tenant under the Lease. Tenant hereby further acknowledges that it has been advised that the Lease may be collaterally assigned in connection with a proposed financing secured by the Property and/or may be assigned in connection with a sale of the Property and certifies both to Landlord and to any and all prospective mortgagees and purchasers of the Property, including any trustee on behalf of any holders of notes or other similar instruments, any holders from time to time of such notes or other instruments, and their respective successors and assigns (the "Beneficiaries") that as of the date hereof:

1. The information set forth in attached Schedule 1 is true and correct.

2. Tenant is in occupancy of the Premises and the Lease is in full force and effect, and, except by such writings as are identified on Schedule 1, has not been modified, assigned, supplemented or amended since its original execution, nor are there any other agreements between Landlord and Tenant concerning the Premises, whether oral or written.

3. All conditions and agreements under the Lease to be satisfied or performed by Landlord have been satisfied and performed.

4. Tenant is not in default under the Lease Documents, Tenant has not received any notice of default under the Lease Documents, and, to Tenant's knowledge, there are no events which have occurred that, with the giving of notice and/or the passage of time, would result in a default by Tenant under the Lease Documents.

5. Tenant has not paid any Rent due under the Lease more than 30 days in advance of the date due under the Lease and Tenant has no rights of setoff, counterclaim, concession or other rights of diminution of any Rent due and payable under the Lease except as set forth in Schedule 1.

6. To Tenant's knowledge, there are no uncured defaults on the part of Landlord under the Lease Documents, Tenant has not sent any notice of default under the Lease Documents to Landlord, and there are no events which have occurred that, with the giving of notice and/or the passage of time, would result in a default by Landlord thereunder, and that at the present time Tenant has no claim against Landlord under the Lease Documents.

7. Except as expressly set forth in Part G of Schedule 1, there are no provisions for any, and Tenant has no, options with respect to the Premises or all or any portion of the Property.

8. No action, voluntary or involuntary, is pending against Tenant under federal or state bankruptcy or insolvency law.

9. The undersigned has the authority to execute and deliver this Certificate on behalf of Tenant and acknowledges that all Beneficiaries will rely upon this Certificate in purchasing the Property or extending credit to Landlord or its successors in interest.

10. This Certificate shall be binding upon the successors, assigns and representatives of Tenant and any party claiming through or under Tenant and shall inure to the benefit of all Beneficiaries.

IN WITNESS WHEREOF, Tenant has executed this Certificate this 15th day of July, 2016

Ascend One Corporation
Name of Tenant

By: [signature]
Title: President & CEO

A. Date of Lease: B. Parties: I. Landlord: 2. Tenant: C. Premises: SCHEDULE 1 TO TENANT ESTOPPEL CERTIFICATE Lease Documents, Lease Terms and Current Status D. Modifications, Assignments, Supplements or Amendments to Lease: E. Commencement Date: F. Expir.ttion of Current Term: G. Option Rights: H. Security Deposit Paid to Landlord: $ I. Current Minimum Annual Rent: S J. Current Annual Operating Expenses: S K. Current Total Rent: $ L. Square Feel Demised:

EXHIBIT D

CLEANING SCHEDULE

DAILY

1. Empty all waste baskets and receptacles. Replace soiled liners and transport to dumpster area for removal. Adhere to recycling program. Any spillage is to be cleaned immediately.
2. Empty and damp wipe all ashtrays where applicable.
3. Dust all uncluttered horizontal surfaces on the following: Desks, Credenzas, Bookcases, Chairs, File and Storage cabinets, Tables, Pictures and Frames (as needed), Counters, Ledges, Shelves, and Telephones.
4. Vacuum all carpeted traffic areas and remove minor carpet stains.
5. Sweep all resilient tile floor coverings with chemically treated dry mop.
6. Damp mop all resilient tile floor surfaces as required to remove spillage.
7. Clean, disinfect and polish all drinking fountains.
8. Remove all fingerprints, severe or light scuff marks, water marks or stains on floors, doors, walls, and ceilings.
9. Service/clean all restrooms.

WEEKLY

1. Dust high partition ledges and moldings.
2. Detail vacuum all carpeted areas.
3. Spot clean doors and outlet switch plates.
4. Stiff brush or vacuum furniture (to remove lint and dirt).
5. Dust windowsills.

MONTHLY

1. Dust ceiling vents and grates as required.
2. Spray buff tile floors.
3. Dust window blinds.

SEMI-ANNUALLY

1. Clean interior window glass.
2. Clean light fixtures.

ANNUALLY

1. Strip and refinish tile floors.
2. Clean exterior window glass.